UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) October 26, 2005

EXACTECH, INC.

(Exact name of registrant as specified in its charter)

Florida	0-28240	59-2603930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2320 NW 66th Court

Gainesville, Florida 32653

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (352) 377-1140

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On October 26, 2005, the Company issued a press release reporting its financial results for the quarter and nine months ended September 30, 2005. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

The information in this Form 8-K and the Exhibit attached hereto shall be deemed “furnished” and not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended.

Item 7.01. Regulation FD Disclosure.

On October 26, 2005, the Company issued a press release reporting its financial results for the quarter and nine months ended September 30, 2005. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description
99.1	Press release dated October 26, 2005 issued by Exactech, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EXACTECH, INC.

Dated: October 26, 2005	By:	/s/ Joel C. Phillips
Joel C. Phillips,
Chief Financial Officer